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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.
                              Dated: March 1, 2000

     Under the section titled "TCW Galileo High Yield Bond Fund" on page 15 Mark
L. Attanasio is deleted and James M. Hassett added as a portfolio manager.

     Under the subsection titled "Portfolio Managers" on page 34 the following individual is added:

     James M. Hassett                      Senior Vice President, the
                                           Adviser, TCW Asset
                                           Management Company and
                                           Trust Company of the West
                                           since April 1995.  Previously he
                                           was a Research Analyst for
                                           Crescent Capital Corporation.


     July 20, 2000                                  Fixed Income - I Class